May 5, 2015 2015 Q2 Earnings Conference Call May 5, 2015

May 5, 2015 2 This presentation contains certain forward-looking statements that management believes to be reasonable as of today’s date only. Actual results may differ significantly because of risks and uncertainties that are difficult to predict and many of which are beyond management’s control. You should read UGI’s Annual Report on Form 10-K and quarterly reports on Form 10-Q for a more extensive list of factors that could affect results. Among them are adverse weather conditions, cost volatility and availability of all energy products, including propane, natural gas, electricity and fuel oil, increased customer conservation measures, the impact of pending and future legal proceedings, domestic and international political, regulatory and economic conditions in the United States and in foreign countries, including the current conflicts in the Middle East and those involving Russia, and currency exchange rate fluctuations (particularly the euro), the timing of development of Marcellus Shale gas production, the timing and success of our acquisitions, commercial initiatives and investments to grow our business, and our ability to successfully integrate acquired businesses and achieve anticipated synergies. UGI undertakes no obligation to release revisions to its forward-looking statements to reflect events or circumstances occurring after today. About This Presentation

May 5, 2015 John Walsh President & CEO, UGI Kirk Oliver Chief Financial Officer, UGI Jerry Sheridan President & CEO, AmeriGas

May 5, 2015 4 $1.27 $1.23 $0.00 $0.50 $1.00 $1.50 Q2-14 Q2-15 • Q2-15 GAAP EPS was $1.40 • Q2-15 Adjusted EPS includes $0.03 of acquisition related expenses Increasing FY 2015 Adjusted EPS Guidance Range: $2.00 – $2.10 * See appendix for Adjusted EPS reconciliation. Adjusted EPS* 2015 Q2 Results

May 5, 2015 5 Operating Performance & Strategic Milestones Midstream & Marketing • Benefited from strong capacity demand as underlying demand for natural gas continues to outpace new pipeline capacity • This “infrastructure gap” creates significant opportunities for UGI • Our existing asset portfolio enables us to deliver exceptional value during periods of volatility International • Solid quarter with effective unit margin and operating expense management • Seeing benefit of lower LPG costs UGI Utilities • Highest quarterly operating income in its history • Have added almost 11,000 heating customers this fiscal year • Remain focused on our infrastructure replacement program; on track with commitments AmeriGas • Record quarterly adjusted EBITDA

May 5, 2015 Kirk Oliver Chief Financial Officer

May 5, 2015 7 2015 Q2 Financial Results Three Months Ended March 31, (Millions of dollars, except per share amounts) 2015 2014 Adjusted net income attributable to UGI Corporation: Net income attributable to UGI Corporation $ 246.5 $214.4 Net after-tax (gains) losses on commodity derivative instruments not associated with current period transactions (30.8) 7.7 Adjusted net income attributable to UGI Corporation $ 215.7 $222.1 Adjusted diluted earnings per share: UGI Corporation earnings per share - diluted $ 1.40 $ 1.22 Net after-tax (gains) losses on commodity derivative instruments not associated with current period transactions (0.17) 0.05 Adjusted diluted earnings per share $ 1.23 $ 1.27

May 5, 2015 8 Antargaz Flaga Gas Utility AmeriGas COL D E R (W A R M E R ) * HDD = Percent change in Heating Degree Days versus prior year FY Q2 Weather vs. Normal 0.3% -0.6% -10.9% 22.1% 8.1% -16.5% -18.1% 19.3% 2015 2014 (7.2%) HDD 19.0% HDD 8.8% HDD 2.3% HDD

May 5, 2015 9 Q2 Financial Highlights • Very strong quarter • High peaking and capacity management margins in Midstream & Marketing • Record-high throughput and margins at Utilities • Strong unit margins in the International business • Focus on cost management at AmeriGas

May 5, 2015 10 Q2 Basis Differentials (W A R M E R ) Spot Price Comparison Location – Texas Eastern Zone M-3 $ /mc f Less extreme price volatility in FY15 vs. FY14 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 1/1 1/8 1/15 1/22 1/29 2/5 2/12 2/19 2/26 3/5 3/12 3/19 3/26 FY 2012 FY 2013 FY 2014 FY 2015

May 5, 2015 11 284.8 296.9 10.7 2.3 24.0 1.1 $0 $50 $100 $150 $200 $250 $300 $350 2014 Q2 Retail Propane Wholesale / Ancillary Sales & Svces Opex & Other D&A 2015 Q2 Operating Income, $ MM Opex includes all operating expenses, net of miscellaneous income. Excludes impact of mark-to- market changes in commodity hedging instruments. Total Margin represents total revenues less total cost of sales. AmeriGas MARGIN  Warmer weather than the prior year led to lower volume OPEX  Lower vehicle operating and maintenance expenses  Lower uncollectible accounts  Lower compensation and benefits expenses Total Margin

May 5, 2015 12 UGI International MARGIN  Weaker Euro and British Pound Sterling  Colder weather than prior year  Increased unit margin in local currency OPEX  Weaker Euro and British Pound Sterling  Expenses related to proposed acquisition of Totalgaz in France * Opex includes all operating expenses, net of miscellaneous income. Total Margin represents total revenues less total cost of sales. 56.3 58.8 3.3 1.7 7.0 0.5 $0 $10 $20 $30 $40 $50 $60 $70 2014 Q2 Total Margin Opex & Other D&A Interest Expense 2015 Q2 Income Before Taxes, $ MM

May 5, 2015 13 Gas Utility MARGIN  Colder weather  Customer Growth OPEX  Higher distribution system maintenance  Higher employee benefit and information technology expenses  Higher depreciation expense * Opex includes all operating expenses, net of miscellaneous income. Total Margin represents total revenues less total cost of sales. 126.1 129.2 2.8 0.9 1.7 8.5 $0 $20 $40 $60 $80 $100 $120 $140 2014 Q2 Total Margin Opex & Other D&A Int. Expense 2015 Q2 Income Before Taxes, $ MM

May 5, 2015 14 120.4 101.4 13.2 10.3 1.0 4.4 0.6 0.5 $0 $25 $50 $75 $100 $125 2014 Q2 Natural Gas Peaking & Capacity Mgmt Retail Power Opex & Other D&A Int. Expense 2015 Q2 Income Before Taxes, $ MM Midstream & Marketing MARGIN  Timing of natural gas basis margins associated with fixed- basis customers  Lower locational basis differentials due to less volatility than the prior year  Higher retail power margin OPEX  Higher compensation expenses  Lower business development, and uncollectible accounts expense Total Margin * Excludes impact of mark-to-market changes in commodity hedging instruments. Total Margin represents total revenues less total cost of sales.

May 5, 2015 15 Liquidity and Guidance Total AmeriGas UGI International Utilities Midstream Corporate & Other Cash on Hand $445.6 $21.4 $189.4 $16.0 $15.0 $203.7 Revolving Credit Facilities $525.0 $105.2 $300.0 $240.0 NA Accounts Receivable Facility NA NA NA 96.9 NA Drawn on Facilities 55.0 0.0 30.5 0.0 NA Letters of Credit 64.7 22.3 2.0 0.0 NA Available Facilities $405.3 $82.9 $267.5 $336.9 Available Liquidity $426.7 $272.2 $283.5 $351.9

May 5, 2015 Jerry Sheridan CEO of AmeriGas

May 5, 2015 17 Q2 Adjusted EBITDA * See appendix for Adjusted EBITDA reconciliation $331 $342 $0 $50 $100 $150 $200 $250 $300 $350 $400 Q2 2014 Q2 2015 Adjusted EBITDA*, $ Millions Record level of Adjusted EBITDA in Q2

May 5, 2015 18 • Retail volume decreased 5.7% (27 million gallons) on weather that was 7% warmer than the prior year • Mt. Belvieu cost was 30% lower than Q1 and 60% lower than the prior year period • Sold off remaining higher cost inventory and reduced average selling price by approximately 20% while maintaining slightly higher margins • Operating expenses were down 9% on lower bad debt, fuel and maintenance, and overtime expenses Operational Highlights

May 5, 2015 19 Growth Initiatives • The AmeriGas Propane Exchange program’s volume increased 3% in the quarter • National Accounts program increased 14% in the quarter • Pipeline of acquisition opportunities remains strong; completed one small scale acquisition in the quarter • Stability of lower priced propane is good for the industry and will promote demand • Maintaining our previous guidance range of $635-$665 million for FY 2015

May 5, 2015 John Walsh President & CEO

May 5, 2015 21 Operational Highlights PennEast • ~$1bn project expected to deliver one bcf of gas per day • Currently progressing through the FERC pre-approval process • Expected to be on-stream in late calendar year 2017 Announced Two Marcellus Pipeline Projects • Midstream & Marketing segment announced project to supply 1000MW plant in Sunbury, PA • Utility segment announced project to supply natural gas to a power generation facility operated by Invenergy Panda Energy Project • Nearing completion of a $25 million project to serve a 1000MW plant operated by Panda Power Funds Totalgaz Acquisition On Track • Currently being reviewed by French Competition Authority; we believe closing remains on track for the first half of this year

May 5, 2015 22 In Conclusion • This quarter demonstrated the strength of our earnings capacity across our balanced portfolio • Made significant progress on both our capital projects and acquisitions • Weather, increased volatility, and focus on operations drove this quarter’s results • The “infrastructure gap” will remain for some time and opens new investment opportunities while enhancing the value of our existing assets

May 5, 2015 Q&A

May 5, 2015 Appendix

May 5, 2015 25 UGI Supplemental Information: Footnotes  Management uses "adjusted net income attributable to UGI" and "adjusted diluted earnings per share," both of which are non-GAAP financial measures, when evaluating UGI's overall performance. Adjusted net income attributable to UGI is net income attributable to UGI after excluding net after-tax gains and losses on commodity derivative instruments not associated with current-period transactions and items that management regards as highly unusual and not expected to recur. Volatility in net income at UGI can occur as a result of gains and losses on derivative instruments not associated with current period transactions but included in earnings in accordance with U.S. generally accepted accounting principles ("GAAP"). Midstream & Marketing records gains and losses on commodity derivative instruments not associated with current-period transactions in cost of sales or revenues for all periods presented. Effective October 1, 2014, UGI International determined that on a prospective basis it would not elect cash flow hedge accounting for its commodity derivative transactions and also de-designated its then- existing commodity derivative instruments accounted for as cash flow hedges. Also effective October 1, 2014, AmeriGas Propane de-designated its remaining commodity derivative instruments accounted for as cash flow hedges. Previously, AmeriGas Propane had discontinued cash flow hedge accounting for all commodity derivative instruments entered into beginning April 1, 2014.  Non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for, the comparable GAAP measures. Management believes that these non- GAAP measures provide meaningful information to investors about UGI’s performance because they eliminate the impact of (1) gains and losses on commodity derivative instruments not associated with current-period transactions and (2) those items that management regards as highly unusual in nature and not expected to recur.  The following table reconciles consolidated net income attributable to UGI, the most directly comparable GAAP measure, to adjusted net income attributable to UGI, and reconciles diluted earnings per share, the most comparable GAAP measure, to adjusted diluted earnings per share, to reflect the adjustments referred to above.

May 5, 2015 26 Adjusted Net Income and EPS Three Months Ended March 31 2015 2014 Adjusted net income attributable to UGI Corporation: Net income attributable to UGI Corporation 246.5$ 214.4$ Net after-tax losses (gains) on commodity derivative instruments not associated with current period transactions (1) (30.8) 7.7 Adjusted net income attributable to UGI Corporation 215.7$ 222.1$ Three Months Ended March 31 2015 2014 Adjusted diluted earnings per share: UGI Corporation earnings per share - diluted 1.40$ 1.22$ Net after-tax losses (gains) on commodity derivative instruments not associated with current period transactions (2) (0.17) 0.05 Adjusted diluted earnings per share 1.23$ 1.27$ (1) Income taxes associated with pre-tax adjustments determined based on using business unit statutory tax rates. (2) Includes impact of rounding

May 5, 2015 27 AmeriGas Supplemental Information: Footnotes  The enclosed supplemental information contains a reconciliation of earnings before interest expense, income taxes, depreciation and amortization ("EBITDA") and Adjusted EBITDA to Net Income.  EBITDA and Adjusted EBITDA are not measures of performance or financial condition under accounting principles generally accepted in the United States ("GAAP"). Management believes EBITDA and Adjusted EBITDA are meaningful non-GAAP financial measures used by investors to compare the Partnership's operating performance with that of other companies within the propane industry. The Partnership's definitions of EBITDA and Adjusted EBITDA may be different from those used by other companies.  EBITDA and Adjusted EBITDA should not be considered as alternatives to net income (loss) attributable to AmeriGas Partners, L.P. Management uses EBITDA to compare year-over-year profitability of the business without regard to capital structure as well as to compare the relative performance of the Partnership to that of other master limited partnerships without regard to their financing methods, capital structure, income taxes or historical cost basis. Management uses Adjusted EBITDA to exclude from AmeriGas Partners’ EBITDA gains and losses that competitors do not necessarily have to provide additional insight into the comparison of year-over-year profitability to that of other master limited partnerships. In view of the omission of interest, income taxes, depreciation and amortization from EBITDA and Adjusted EBITDA, management also assesses the profitability of the business by comparing net income attributable to AmeriGas Partners, L.P. for the relevant years. Management also uses EBITDA to assess the Partnership's profitability because its parent, UGI Corporation, uses the Partnership's EBITDA to assess the profitability of the Partnership, which is one of UGI Corporation’s business segments. UGI Corporation discloses the Partnership's EBITDA in its disclosures about its business segments as the profitability measure for its domestic propane segment.

May 5, 2015 28 AmeriGas Partners EBITDA Reconciliation 2015 2014 EBITDA and Adjusted EBITDA: Net income attributable to AmeriGas Partners, L.P. 326,055$ 240,103$ Income tax expense (benefit) 806 (74) Interest expense 41,096 42,046 Depreciation 37,402 38,353 Amortization 10,713 10,804 EBITDA 416,072 331,232 (Subtract net gains) on commodity derivative instruments not associated with current-period transactions (74,739) - Noncontrolling interest in net (losses) gains on commodity derivative instruments not associated with current-period transactions 755 - Adjusted EBITDA 342,088$ 331,232$ Three Months Ended March 31

May 5, 2015 29 AmeriGas Partners Adj. EBITDA Guidance Reconciliation Forecast Fiscal Year Ending September 30, 2015 Adjusted net income attributable to AmeriGas Partners, L.P. (estimate) (d) 286,000$ Interest expense (estimate) 163,000 Income tax expense (estimate) 4,000 Depreciation (estimate) 154,000 Amortization (estimate) 43,000 Adjusted EBITDA (e) 650,000$ (d) (e) Represents the midpoint of Adjusted EBITDA guidance range for fiscal 2015. Represents estimated net income attributable to AmeriGas Partners, L.P. after adjusting for gains and losses on commodity derivative instruments not associated with current-period transactions. It is impracticable to determine actual gains and losses on commodity derivative instruments not associated with current-period transactions that will be reported in GAAP net income as such gains and losses will depend upon future changes in commodity prices for propane which cannot be forecasted.

May 5, 2015 Investor Relations: Will Ruthrauff 610-456-6571 ruthrauffw@ugicorp.com